Exhibit 99-1  Content of Earnings Release


     THE SAVANNAH BANCORP REPORTS EARNINGS INCREASE OF 3.4 PERCENT FOR 2002
       AND ANNOUNCES AN EXECUTIVE PROMOTION AND 10 PERCENT STOCK DIVIDEND


SAVANNAH, Ga., Jan 28, 2003 (BUSINESS WIRE) -- The Savannah Bancorp (Nasdaq:
SAVB), Savannah, Georgia, a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia), reported record net income of $4,508,000, or $1.49 per diluted share for 2002 compared with net income of $4,358,000 or $1.45 per diluted share in 2001.

Net income for 2002 increased 3.4 percent over 2001 and net income per diluted share increased 2.8 percent for the same period. These earnings represent a return of 13.50 percent on average equity and a 1.14 percent return on average assets for 2002.

Net income for the fourth quarter 2002 was $1,153,000, up 2.6 percent from $1,124,000 in 2001. Net income per diluted share was 38 cents compared to 37 cents per share in 2001, an increase of 2.7 percent. Major items affecting fourth quarter comparisons include a higher loan loss provision of $137,000 related to stronger than expected loan growth in the fourth quarter and increased mortgage origination and service fee income.

In 2002, average loans totaled $307 million compared with $265 million in 2001, an increase of 16 percent. Average deposits totaled $327 million in 2002 and $300 million in 2001, an increase of 9 percent. Average total assets increased 9 percent to $397 million in 2002 from $364 million in 2001. Total assets were $438 million and $376 million at December 31, 2002 and 2001, respectively, an increase of 16 percent.

The earnings increase for 2002 included net interest income growth of 8.1 percent. Falling interest rates resulted in a net interest margin decrease to
4.10 percent from 4.13 percent in 2001. Other income increased $630,000, or 21 percent, primarily due to mortgage origination fee increases of $335,000 and service charge increases of $274,000.

Other expenses increased $1,456,000, or 15 percent. Salary and benefit expense increases of $1,200,000 included the following major items: in-house item processing versus outsourcing, the addition of three commercial lenders and a senior operations manager, higher mortgage commissions and increased cash incentive payouts in 2002. Occupancy and equipment expense increased by $284,000 and included an additional 5,000 square feet of leased space for a centralized operations center for item processing, deposit operations, branch operations and information technology. Other operating expenses declined $28,000 in 2002 primarily due to approximately $300,000 more in item processing costs being included in salaries, equipment depreciation, maintenance and other costs, rather than in outside data processing costs. The operations infrastructure improvements implemented in 2002 provide an excellent opportunity for lower expense growth in the future as the company has developed the capacity to handle substantial growth.

Credit quality at December 31, 2002 included an increase in nonperforming assets to $2,114,000, or 0.63 percent of total loans from $587,000, or 0.20 percent at December 31, 2001. The increase is attributable to one SBA enhanced credit for $1,684,000 being placed in nonaccrual status in the fourth quarter, for which the Company anticipates no loss. Net loan losses for 2002 were $203,000, or 0.07 percent of average loans.

Today, the Board of Directors named John C. Helmken II Chief Executive Officer of The Savannah Bank, N.A. Helmken was promoted to President in January, 2002 and has been with the bank since 1994. Archie H. Davis will serve as Vice Chairman of the bank and will continue to serve as President and CEO of The Savannah Bancorp, Inc.

The Board of Directors declared a regular quarterly cash dividend of 17 cents per share to shareholders of record on February 7, 2003, payable on February 18, 2003. In addition, the Board of Directors declared a ten percent stock dividend to shareholders of record on February 10, 2003, distributable to shareholders on February 24, 2003.

This press release contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding future expectations or events. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond the Company's ability to control or predict; competitive pressures arising from aggressive competition from other lenders; factors that affect the delinquency rate on loans and the rate at which loans are charged off; changes in the cost and availability of funding due to changes in the deposit market and credit market, or the way in which the Company is perceived in such markets; changes in prevailing interest rates; the timely development of competitive new products and services and the acceptance of such by customers; the Company's inability to control expenses; a deterioration in credit quality or a reduced demand for credit; hostilities in the Middle East or elsewhere; and the effects of changes in government policy and regulations, including restrictions and/or limitations arising from banking laws, regulations and examinations. Additional factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.

              The Savannah Bancorp, Inc. and Subsidiaries
                  Fourth Quarter Financial Highlights
                           December 31, 2002 and 2001

PERFORMANCE RATIOS
----------------------------------------------------------------------
(thousands, except per share data)
BALANCE SHEET DATA                                               %
AT DECEMBER 31                               2002      2001   Change
----------------------------------------------------------------------
Total assets                             $437,598  $376,183        16
Interest-earning assets                   394,756   352,089        12
Loans                                     336,775   284,623        18
Allowance for loan losses                   4,373     3,826        14
Nonperforming assets                        2,114       587       260
Deposits                                  363,044   309,623        17
Interest-bearing liabilities              337,213   291,550        16
Shareholders' equity                       34,756    32,071       8.4
Allowance for possible
   loan losses to total loans                1.30%     1.34%     (3.0)
Nonperforming assets to
   total loans                               0.63%     0.21%    200.0
Loan to deposit ratio                       92.76%    91.93%      0.9
Equity to assets                             7.94%     8.53%     (1.3)
Tier 1 capital to risk-weighted assets       9.99%    10.77%     (7.2)
Book value per share                       $11.65    $10.81       7.2
Outstanding shares                          2,983     2,966       0.6

FOR THE YEAR                                 2002      2001  % Change
----------------------------------------------------------------------
Net income                                $4,508    $4,358        3.4
Return on average assets                    1.14%     1.20%      (5.0)
Return on average equity                   13.50%    14.27%      (5.4)
Net interest margin                         4.10%     4.13%      (0.7)
Efficiency ratio                           60.65%    58.40%       3.9
Per share data:
Net income - basic                         $1.51     $1.47        2.7
Net income - diluted                       $1.49     $1.45        2.8
Dividends                                  $0.67     $0.62        8.1
Average shares:
Basic                                      2,982     2,958        0.8
Diluted                                    3,025     3,011        0.5

FOR THE FOURTH QUARTER                      2002      2001  % Change
----------------------------------------------------------------------
Net income                                 $1,153    $1,124       2.6
Return on average assets                     1.11%    1.18%      (5.9)
Return on average equity                    13.28%   13.97%      (4.9)
Net interest margin                          4.07%    4.00%       1.8
Efficiency ratio                            61.13%   58.00%       5.4
Per share data:
Net income - basic                          $0.39    $0.38        2.6
Net income - diluted                        $0.38    $0.37        2.7
Dividends                                   $0.17    $0.16        6.3
Average shares:
Basic                                       2,983     2,958       0.8
Diluted                                     3,026     3,012       0.5

                   The Savannah Bancorp, Inc. and Subsidiaries
                        Consolidated Statements of Income
                              Fourth Quarter, 2002
                       (thousands, except per share data)


                                 For the Year       For the Quarter
                                     Ended                Ended
                                  December 31,        December 31,
                              ----------------------------------------
                                2002      2001      2002      2001
                              ----------------------------------------
Interest income                 $23,512   $26,704    $5,878    $6,158
Interest expense                  8,402    12,734     1,933     2,634
----------------------------------------------------------------------
Net Interest Income              15,110    13,970     3,945     3,524
Provision for loan losses           750       605       287       150
----------------------------------------------------------------------
Net interest income after
  provision for loan losses      14,360    13,365     3,658     3,374
----------------------------------------------------------------------
Other Income
Trust fees                          353       317        88        84
Service charges on deposit
  accounts                        1,576     1,302       409       320
Mortgage origination fees         1,292       957       512       328
Other income                        469       471       130       127
----------------------------------------------------------------------
Total other operating income      3,690     3,047     1,139       859
Gains on sales of assets              0        13         0         0
----------------------------------------------------------------------
Total other income                3,690     3,060     1,139       859
----------------------------------------------------------------------
Other Expense
Salaries and employee benefits    6,688     5,488     1,897     1,401
Occupancy expense                   835       699       221       175
Equipment expense                   784       636       209       196
Other operating expenses          3,095     3,123       781       770
----------------------------------------------------------------------
Total other expense              11,402     9,946     3,108     2,542
----------------------------------------------------------------------
Income before provision for
   income taxes                   6,648     6,479     1,689     1,691
Provision for income taxes        2,140     2,121       536       567
----------------------------------------------------------------------
Net Income                       $4,508    $4,358    $1,153    $1,124
======================================================================
Per Share:
Net income - basic                $1.51     $1.47     $0.39     $0.38
======================================================================
Net income - diluted              $1.49     $1.45     $0.38     $0.37
======================================================================

                   The Savannah Bancorp, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                           December 31, 2002 and 2001
----------------------------------------------------------------------
(Amounts in thousands, except share data)

                                                        December 31,
                                                   -------------------
                                                       2002      2001
                                                   -------------------
Assets
Cash and due from banks                             $34,932   $17,261
Interest-bearing deposits                             6,061       750
Federal funds sold                                      733     4,222
Investment securities,
   available-for-sale                                54,898    64,662
Loans                                               336,775   284,623
Less allowance for loan losses                       (4,373)   (3,826)
----------------------------------------------------------------------
Net loans                                           332,402   280,797
Premises and equipment, net                           4,804     4,864
Other real estate owned                                 117         0
Other assets                                          3,651     3,627
----------------------------------------------------------------------
Total assets                                       $437,598  $376,183
======================================================================

Liabilities
Deposits:
   Noninterest-bearing demand                       $63,450   $50,294
   Interest-bearing demand                           81,376    53,388
   Savings                                           14,196    12,583
   Money market accounts                             62,537    48,601
   Time, $100,000 and over                           59,989    60,815
   Other time deposits                               81,496    83,942
----------------------------------------------------------------------
Total deposits                                      363,044   309,623
Other short-term borrowings                          16,994    11,385
Federal Home Loan Bank advances                      20,625    20,836
Other liabilities                                     2,179     2,268
----------------------------------------------------------------------
Total liabilities                                   402,842   344,112
----------------------------------------------------------------------

Shareholders' Equity
 Common stock, par value $1 per
    share: authorized 20,000,000
    shares; issued 2,991,378 in 2002
    and 2001                                          2,991     2,991
 Preferred stock, par value $1:
    authorized 10,000,000 shares                          -         -
Capital surplus                                      18,557    18,754
Retained earnings                                    12,261     9,751
Treasury stock, at cost, 8,450 and
   25,542 shares in 2002 and 2001                      (161)     (457)
Net unrealized gains on
   available-for-sale securities                      1,108     1,032
----------------------------------------------------------------------
Total shareholders' equity                           34,756    32,071
----------------------------------------------------------------------
Total liabilities and
   shareholders' equity                            $437,598  $376,183
======================================================================

                   The Savannah Bancorp, Inc. and Subsidiaries
                 Historical Net Income, Share and Per Share Data
                                 For 2002 - 1998
----------------------------------------------------------------------
(thousands, except per share data) (Unaudited) The following tables show per share information for the most recent five years and five quarters.


FOR THE MOST RECENT FIVE YEARS
----------------------------------
                             2002    2001       2000     1999    1998
                          --------------------------------------------
Net income                 $4,508  $4,358     $4,292   $3,533  $2,626
Average shares
Basic                       2,982   2,958      2,974    2,974   2,927
Diluted                     3,025   3,011      3,023    3,047   3,036
Net income per share
Basic                       $1.51   $1.47      $1.44    $1.19   $0.90
Diluted                     $1.49   $1.45      $1.42    $1.16   $0.86
Dividends per share         $0.67   $0.62      $0.52    $0.42   $0.31
Market price per common share
High                       $24.31  $25.00     $19.77   $22.73  $28.18
Low                         19.50   17.05      15.45    17.27   19.09
Close                       20.97   20.40      17.50    17.91   23.64
At December 31
Shareholders' equity      $34,756 $32,071    $28,656  $25,231 $24,475
Outstanding shares          2,983   2,966      2,965    2,980   2,951
Book value per share       $11.65  $10.81      $9.66    $8.46   $8.29


FOR THE MOST RECENT FIVE QUARTERS
----------------------------------
                                        2002                    2001
                          ---------------------------------- ---------
                           Fourth  Third   Second    First    Fourth
                          Quarter Quarter  Quarter  Quarter   Quarter
                          ---------------------------------- ---------

Net income                $1,153  $1,192   $1,134   $1,029    $1,124

Average shares
Basic                      2,983   2,983    2,984    2,980     2,958
Diluted                    3,026   3,026    3,027    3,019     3,012
Net income per share
Basic                     $0.387  $0.400   $0.380   $0.345    $0.380
Diluted                    0.381   0.394    0.375    0.341     0.373
Dividends per share        0.170   0.170    0.170    0.160     0.160

Market price per common share
High                      $22.76  $24.31   $24.20   $20.50    $20.50
Low                        20.20   19.50    20.18    19.50     18.65
Close                      20.97   21.85    24.20    20.26     20.40

At quarter-end
Shareholders' equity     $34,756 $34,230  $33,409  $32,431   $32,071
Outstanding shares         2,983   2,983    2,983    2,983     2,966
Book value per share      $11.65  $11.48   $11.20   $10.87    $10.81

                   The Savannah Bancorp, Inc. and Subsidiaries
         Selected Financial Condition Highlights - Five-Year Comparison
                       (thousands, except per share data)
                                   (Unaudited)

SELECTED AVERAGE BALANCES
                            2002     2001     2000     1999     1998
                         -------- -------- -------- -------- --------
 Assets                  $396,836 $364,077 $314,461 $273,935 $245,014
 Loans - net of unearned
  income                  307,285  265,189  231,760  186,997  160,262
 Securities                55,692   64,299   59,938   59,997   52,448
 Other interest-earning
  assets                   13,426   17,178    7,353   10,677   18,509
 Total interest-earning
  assets                  376,403  346,161  298,406  257,671  231,219
 Interest-bearing
  deposits                271,563  256,852  220,651  191,818  181,976
 Borrowed funds            34,341   30,731   25,053   18,484    7,683
 Total interest-bearing
  liabilities             305,904  287,583  245,704  210,302  189,659
 Noninterest-bearing
  deposits                 55,250   43,356   39,905   36,724   30,137
 Total deposits           326,813  300,208  260,556  228,542  212,113
 Loan to deposit ratio -
  average                      94%      88%      89%      82%      76%
 Shareholders' equity      33,398   30,532   26,439   24,941   23,445

CREDIT QUALITY DATA
 Nonperforming assets      $2,114     $587     $694     $342     $233
 Nonperforming loans        1,997      587      694      297      233
 Net loan losses
  (recoveries)                203      148      170       74      175
 Allowance for loan
  losses                    4,373    3,826    3,369    2,794    2,323
 Nonperforming assets to
  total loans                0.63%    0.21%    0.28%    0.17%    0.14%
 Net loan losses
  (recoveries) to
    average loans            0.07%    0.06%    0.07%    0.04%    0.11%
 Allowance for loan
  losses to total loans      1.30%    1.34%    1.35%    1.36%    1.36%

SELECTED FINANCIAL DATA AT PERIOD-END
 Assets                  $437,598 $376,183 $344,096 $286,098 $266,380
 Interest-earning assets  394,756  352,089  323,138  268,737  242,669
 Loans - net of unearned
  income                  336,775  284,623  250,436  205,914  170,858
 Deposits                 363,044  309,623  291,856  234,262  232,372
 Loan to deposit ratio         93%      92%      86%      88%      74%
 Interest-bearing
  liabilities             337,213  291,550  265,230  218,827  200,680
 Shareholders' equity      34,756   32,071   28,656   25,231   24,475
 Shareholders' equity to
  total assets               7.94%    8.53%    8.33%    8.82%    9.19%
 Dividend payout ratio      44.32%   41.95%   35.95%   35.21%   48.78%
 Risk-based capital
  ratios:
    Tier 1 capital to
     risk-based assets       9.99%   10.77%   11.31%   12.15%   13.12%
    Total capital to
     risk-based assets      11.24%   12.02%   12.56%   13.39%   14.36%
 Per share:
   Book value              $11.65   $10.81    $9.66    $8.46    $8.29
   Common stock closing
    price (Nasdaq)         $20.97   $20.40   $17.50   $17.91   $23.64
 Common shares
  outstanding (000s)        2,983    2,966    2,965    2,980    2,951

                   The Savannah Bancorp, Inc. and Subsidiaries
              Selected Operating Highlights - Five-Year Comparison
                       (thousands, except per share data)
                                   (Unaudited)


SUMMARY OF OPERATIONS            2002    2001    2000    1999    1998
                              ----------------------------------------
Interest income - taxable
 equivalent                   $23,824 $27,016 $26,352 $20,990 $19,342
 Interest expense               8,402  12,734  12,110   8,740   8,736
----------------------------------------------------------------------
 Net interest income - taxable
  equivalent                   15,422  14,282  14,242  12,250  10,606
 Taxable equivalent adjustment   (312)   (312)   (305)   (248)   (147)
----------------------------------------------------------------------
 Net interest income           15,110  13,970  13,937  12,002  10,459
 Provision for loan losses        750     605     745     545     435
----------------------------------------------------------------------
 Net interest income after
  provision
    for loan losses            14,360  13,365  13,192  11,457  10,024
----------------------------------------------------------------------
 Other operating revenue
    Trust fees                    353     317     291     192      60
    Service charges on deposit
     accounts                    1576   1,302   1,281   1,032     849
    Mortgage origination fees    1292     957     473     601     933
    Other income (a)              469     471     464     432     459
    Gains (losses) on sale of
     securities                     -      13       -      13       3
----------------------------------------------------------------------
 Total other income             3,690   3,060   2,509   2,270   2,304
----------------------------------------------------------------------
 Personnel expense              6,688   5,488   5,099   4,578   4,214
 Occupancy and equipment
  expense                       1,619   1,335   1,310   1,261   1,010
 Nonrecurring merger expenses (b)   -       -       -       -     619
 Other expense                  3,095   3,123   2,922   2,682   2,223
----------------------------------------------------------------------
 Total other expense           11,402   9,946   9,331   8,521   8,066
----------------------------------------------------------------------
 Income before income taxes     6,648   6,479   6,370   5,206   4,262
 Provision for income taxes     2,140   2,121   2,078   1,673   1,636
----------------------------------------------------------------------
Net income                     $4,508  $4,358  $4,292  $3,533  $2,626
======================================================================

 NET INCOME PER SHARE:
   Basic                        $1.51   $1.47   $1.44   $1.19   $0.90
   Diluted                      $1.49   $1.45   $1.42   $1.16   $0.86
 Cash dividends paid per share  $0.67   $0.62   $0.52   $0.42   $0.31
 Average basic shares
  outstanding                   2,982   2,958   2,974   2,974   2,927
 Average diluted shares
  outstanding                   3,025   3,010   3,023   3,047   3,036

 PERFORMANCE RATIOS (AVERAGES)
 Net yield on interest-earning
  assets                         4.10%   4.13%   4.77%   4.75%   4.59%
 Return on assets                1.14%   1.20%   1.36%   1.29%   1.07%
 Return on equity               13.50%  14.27%  16.23%  14.17%  11.20%
 Efficiency ratio               60.65%  58.40%  56.74%  59.76%  63.21%

EXCLUDING NONRECURRING ITEMS (c)
 Operating net income              $4,508 $4,358 $4,292 $3,533 $3,181
 Operating net income per diluted
  share                             $1.49  $1.45  $1.42  $1.16  $1.05
 Return on assets                    1.14%  1.20%  1.36%  1.29%  1.30%
 Return on equity                   13.50% 14.27% 16.23% 14.17% 13.57%
 Efficiency ratio                   60.65% 58.40% 56.74% 59.76% 58.62%

(a) 1998 includes $57 first quarter gain on the sale of land purchased for a new office.
(b) 1998 includes $75 non-recurring data processing buyout expense incurred in the fourth quarter.
(c) Excludes the effects of after-tax merger expenses of $544 and after-tax non-recurring items described in (a) and (b) of $11 in net charges.

                   The Savannah Bancorp, Inc. and Subsidiaries
             Selected Operating Highlights - Five-Quarter Comparison
                       (thousands, except per share data)
                                   (Unaudited)


SUMMARY OF OPERATIONS      Q4-2002  Q3-2002  Q2-2002  Q1-2002  Q4-2001
                         ---------------------------------------------
Interest income - taxable
 equivalent                $5,956   $5,980   $5,972   $5,916   $6,239
 Interest expense           1,933    2,059    2,162    2,248    2,637
----------------------------------------------------------------------
 Net interest income -
  taxable equivalent        4,023    3,921    3,810    3,668    3,602
 Taxable equivalent
  adjustment                  (78)     (78)     (78)     (78)     (78)
----------------------------------------------------------------------
 Net interest income        3,945    3,843    3,732    3,590    3,524
 Provision for loan
  losses                      287      151      156      156      150
----------------------------------------------------------------------
 Net interest income
  after provision
    for loan losses         3,658    3,692    3,576    3,434    3,374
----------------------------------------------------------------------
 Other operating revenue
    Trust fees                 88       77      104       84       84
    Service charges on
     deposit accounts         409      429      413      325      320
    Mortgage origination
     fees                     512      291      249      240      328
    Other income              130      122      113      104      127
    Gains on sale of
     securities                 0        0        0        0        0
----------------------------------------------------------------------
 Total other income         1,139      919      879      753      859
----------------------------------------------------------------------
 Personnel expense          1,897    1,684    1,570    1,537    1,401
 Occupancy expense            221      209      222      183      175
 Equipment expense            209      218      178      179      196
 Other expense                781      744      790      780      770
----------------------------------------------------------------------
 Total other expense        3,108    2,855    2,760    2,679    2,542
----------------------------------------------------------------------
 Income before income
  taxes                     1,689    1,756    1,695    1,508    1,691
 Provision for income
  taxes                       536      564      561      479      567
----------------------------------------------------------------------
 Net income                $1,153   $1,192   $1,134   $1,029   $1,124
======================================================================

 Net income per share:
   Basic                    $0.39    $0.40    $0.38    $0.35    $0.38
   Diluted                  $0.38    $0.39    $0.37    $0.34    $0.37
 Cash dividends paid per
  share                     $0.17    $0.17    $0.17    $0.16    $0.16
 Average basic shares
  outstanding               2,983    2,983    2,984    2,980    2,958
 Average diluted shares
  outstanding               3,026    3,026    3,027    3,019    3,012
 PERFORMANCE RATIOS
 Net yield on
  interest-earning assets    4.07%    4.07%    4.09%    4.17%    4.00%
 Return on assets            1.11%    1.17%    1.15%    1.11%    1.18%
 Return on equity           13.28%   13.98%   13.82%   12.88%   13.97%
 Efficiency ratio           61.13%   59.95%   59.86%   61.69%   58.00%

SELECTED AVERAGE BALANCES
Assets                   $412,996 $403,023 $394,244 $376,950 $376,833
Equity                     34,437   33,818   32,914   32,393   31,916
Interest-earning assets   391,750  382,189  374,025  357,126  357,435
Loans                     326,644  309,727  301,823  293,183  277,081
Deposits                  340,560  332,765  325,667  307,869  308,925

The Savannah Bancorp, Savannah
Archie H. Davis, 912/651-8200 or
Robert B. Briscoe, 912/651-8225

(c) 2003 Business Wire. All reproduction, other than for an individual user`s reference, is prohibited without prior written permission.